Web-Based Technology	12 Months Ended
Dec. 31, 2017
Web-Based Technology [Abstract]
WEB-BASED TECHNOLOGY

NOTE 5 – WEB-BASED TECHNOLOGY

The Company has capitalized costs in developing its technology, which consisted of the following as of December 31, 2017 and 2016:

	2017	2016
OptimizeRx consumer web-based technology	$154,132	$154,133
OptimizeRx EHR integrated technology	1,304,230	1,304,230
Subtotal	1,458,362	1,458,363
Accumulated amortization	(1,314,632)	(1,106,559)
Web-based technology, net	$143,730	$351,804

Amortization is recorded using the straight-line method over periods of up to five years. The consumer web-based technology has no carrying value at either December 31, 2016 or 2017. Amortization expense for the technology costs was $208,074 and $152,502 for the years ended December 31, 2017 and 2016, respectively. Amortization expense related to these assets is expected to be $91,039 in 2018 and $52,691 in 2019 to completely amortize the December 31, 2017 carrying value.